Exhibit 10.20

Amendment No. 13

to

Technical Services Agreement

This Amendment no. 13 (“Amendment”) to the Inventory Support & Services Agreement Between Delta Air Lines, Inc (“Delta”) and MN Airlines, LLC, (“Sun Country”) dated October 8, 2003, (the “Agreement”), shall be effective as of the 1st day of November, 2011 (“Effective Date”).

WHEREAS, the parties have entered into the Agreement for the provision of certain maintenance services to Sun Country; and

WHEREAS, the parties wish to amend the Agreement to allow for changes in aircraft that are covered by this Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.     All capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

2.     The Agreement is hereby amended to include the following aircraft tail number to be included and covered under the Agreement effective as of the 1st day of May, 2011;

Registration	Model	Serial #	Variable	Mfg. Date	Engine Type
N713SY	B737-700	S/N 30635	YA 323	Nov 2000	CFM56-7B
N817SY	B737-800	S/N 30392	YC 082	Apr 2001	CFM56-7B

4.     Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

MN Airlines, LLC.		DELTA AIR LINES, INC.
DBA Sun Country Airlines

By:	/s/ John Fredericksen	By:	/s/ Jack Turnbill
Name:	John Fredericksen	Name:	Jack Turnbill
Title:	VP General Counsel	Title:	Vice President of Technical Sales